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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): SEPTEMBER 17, 2002


                            PIONEER COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                      1-9859                06-1215192
(State of other jurisdiction of        (Commission           (I.R.S. Employer
 incorporation or organization)        File Number)       Identification Number)



    700 LOUISIANA STREET, SUITE 4300
             HOUSTON, TEXAS                                        77002
(Address of principal executive offices)                         (Zip Code)


                                 (713) 570-3200
              (Registrants' telephone number, including area code)

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ITEM 5.           OTHER EVENTS.

                  On September 18, 2002, Pioneer Companies, Inc. issued a press release announcing the selection by its board of directors of Michael Y. McGovern, currently a director of Pioneer, to serve as its President and Chief Executive Officer. Mr. McGovern is replacing Michael J. Ferris, who is leaving his position as President and Chief Executive Officer of Pioneer to pursue other interests.

                  Mr. McGovern currently serves as President and Chief Executive Officer and a director of Coho Energy, Inc., a publicly held oil and gas exploitation, exploration and development company, and he previously served as Managing Director of Pembrook Capital Corporation and Chairman and Chief Executive Officer of Edisto Resources Corporation and Convest Energy Corporation.

                  The press release issued by Pioneer is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS.

         99.1 Press Release issued by Pioneer Companies, Inc. on September 18, 2002.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          PIONEER COMPANIES, INC.




Date:  September 20, 2002                 By: /s/ Kent R. Stephenson
                                              ----------------------------------
                                                  Kent R. Stephenson
                                                  Vice President, Secretary and
                                                  General Counsel


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                                 EXHIBIT INDEX


     EXHIBIT
     NUMBER                           EXHIBIT DESCRIPTION
     -------                          -------------------
      99.1             Press Release issued by Pioneer Companies, Inc. on
                       September 18, 2002.


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